SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of Earliest Event Reported): June 19, 2001
                                 --------------




                            COACHMEN INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)




                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)





             1-7160                                    35-1101097
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    (Commission File Number)            (I.R.S. Employer Identification Number)



2831 Dexter Drive, Elkhart, Indiana                      46514
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(Address of Principal Executive Offices)               (Zip Code)



                                 (219) 262-0123
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

                  On June 19, 2001 the Company filed a press release announcing the appointment of Mr. Joseph P. Tomczak as Executive Vice President and Chief Financial Officer effective July 2, 2001 and Mr. William Lenhart as Senior Vice President of Human Resources. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      EXHIBITS

                  Exhibit
                  Number            Description
                  ------            -----------

                  99.1 June 19, 2001, 2001 Press Release announcing the appointment of Mr. Joseph P. Tomczak as Executive Vice President and Chief Financial Officer effective July 2, 2001 and Mr. William Lenhart as Senior Vice President of Human Resources.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COACHMEN INDUSTRIES, INC.



                                       By:  /s/ Richard M. Lavers
                                          --------------------------------------
                                                Richard M. Lavers
                                                Secretary



Dated: June 19, 2001


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